SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of report: February 13, 2001
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                        (Date of earliest event reported)

                               LawGibb Group, Inc.
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                 (Exact name of Registrant as specified in its charter)

Georgia                               0-19239                   58-0537111
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(State or other jurisdiction of  (Commission File           (I.R.S. Employer
incorporation or organization)    Number)                    Identification No.)


1105 Sanctuary Parkway, Suite 300, Alpharetta, Georgia        30004
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(Address of principal executive offices)                    (Zip code)


                                 (770) 360-0600
              (Registrant's telephone number including area code)

                                       N/A
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        (Former name and former address, if changed since last report)


Item 5.  Other Events

On February 13, 2001, LawGibb Group, Inc. ("LawGibb") and Jacobs Engineering Group, Inc. ("Jacobs") announced that they had signed a letter of intent for the sale of Gibb International Holdings, Inc., LawGibb's international operating subsidiary, to Jacobs. Terms of the letter of intent were not disclosed. The transaction is expected to close within 90 days. A copy of the press release is attached to this Form 8-K as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c)  Exhibits

    99 Press release issued February 13, 2001 by Jacobs Engineering Group, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LawGibb Group, Inc.

Date:  February 16, 2001            By: /s/ Robert B. Fooshee
                                        ----------------------
                                        Robert B. Fooshee
                                        Executive Vice President, Chief
                                        Financial Officer and Treasurer